SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2003

Alcan Inc.

(Exact name of Registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

1-3677 Inapplicable

Commission File Number (I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2

(Address of principal executive offices, including postal code)

(514) 848-8000

(Registrant's telephone number, including area code)

ITEM 5.	Other Events

The information set forth in the press release issued by Alcan Inc. dated November 16, 2003, attached hereto as Exhibit 99.1 is incorporated herein by reference.

The pro forma combined financial information of Alcan Inc. and Pechiney as at and for the nine-month period ended September 30, 2003  issued by Alcan Inc. on November 18, 2003, attached hereto as Exhibit 99.2 are incorporated herein by reference.

(c)	Exhibits

	99.1	Press release of Alcan Inc., dated November 16, 2003.
	99.2	Pro forma combined financial information of Alcan Inc. and Pechiney as at and for the nine-month period ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

By	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: November 18, 2003

EXHIBIT INDEX
Exhibit Number	Description

(99.1)	Press release of Alcan Inc., dated November 16, 2003.
(99.2)	Pro forma combined financial information of Alcan Inc. and Pechiney as at and for the nine-month period ended September 30, 2003.